UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fred. Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2012, Tornier N.V. (“Tornier”) issued a press release announcing its consolidated financial results for the third fiscal quarter ended September 30, 2012. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

To supplement Tornier’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), Tornier’s press release includes the following non-GAAP financial measures:

•

revenues on a constant currency basis, which remove the impact of changes in foreign currency exchange rates, and are calculated by translating current period results at prior period average foreign currency exchange rates;

•	EBITDA, which represents net loss before interest expense, income tax expense and benefit, depreciation and amortization;

•

adjusted EBITDA, which gives further effect to, among other things, non-operating income and expense, foreign currency transaction gains and losses, share-based compensation, loss on extinguishment of debt, inventory step-up from acquisition and special charges, which special charges include facility consolidation charges, acquisition and integration costs, distribution channel transition costs, management exit costs and certain other items that affect the comparability and trend of Tornier’s operating results;

•	adjusted EBITDA margin, which represents adjusted EBITDA divided by revenues;

•

adjusted net income (loss), which represents net income (loss) excluding special charges as described above, inventory step-up from acquisition, loss on extinguishment of debt, and certain other items that affect the comparability and trend of Tornier’s operating results;

•

adjusted net income (loss) per share, which represents net income (loss) per share excluding loss on extinguishment of debt, inventory step-up from acquisition, special charges as described above and certain other items that affect the comparability and trend of Tornier’s operating results; and

•

free cash flow, which represents net cash provided by (used in) operating activities adjusted for cash paid related to facilities consolidation, less additions for instruments and purchases for property, plant and equipment, and excluding any additions of property, plant and equipment related to facilities consolidation.

Tornier believes the non-GAAP financial measures described above and used by Tornier provide additional meaningful information for measuring Tornier’s financial performance and are measures frequently used by Tornier’s management, as well as securities analysts and investors. Tornier uses the non-GAAP financial measures as supplemental measures of its performance and believes such measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by charges not related to Tornier’s regular, ongoing business, including non-cash charges, certain large and unpredictable charges, acquisitions, dispositions, and tax positions. Tornier’s management uses the non-GAAP financial measures to assess the performance of Tornier’s core operations, analyze underlying trends in Tornier’s businesses, establish operational goals and forecasts, and evaluate Tornier’s performance period over period and in relation to the operating results of its competitors. Tornier’s management uses the non-GAAP financial measures to help allocate its resources to both ongoing and prospective business initiatives and to help make budgeting and spending decisions, for example, between product development expenses, research and development expenses, and selling, general and administrative expenses. Tornier’s management is evaluated on the basis of several of these non-GAAP financial measures when determining achievement of performance incentive compensation goals.

Tornier believes that non-GAAP financial measures have limitations as analytical tools since they do not reflect all of the amounts associated with Tornier’s operating results as determined in accordance with GAAP and should only be used to evaluate Tornier’s operating results in conjunction with the corresponding GAAP measures. Accordingly, revenue on a constant currency basis should not be used as a substitute for revenue, EBITDA, adjusted EBITDA, adjusted net income (loss) and adjusted net income (loss) per share should not be used as a substitute for net income or net income per share; adjusted EBITDA margin should not be used as a substitute for net margin or operating margin, and free cash flow should not be used as a substitute for cash flows from operations, in each case as determined in accordance with GAAP. Neither EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share nor free cash flow is necessarily an indication of whether cash flow will be sufficient to fund Tornier’s cash requirements. Additionally, the calculation of non-GAAP financial measures is not based on any comprehensive or standard set of accounting rules or principles. Accordingly, Tornier’s definitions of revenue on a constant currency basis, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share and free cash flow may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes.

All of the historical non-GAAP financial measures used in the press release are reconciled to the most directly comparable GAAP measure in the press release. Tornier is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 2, 2012, Pascal E.R. Girin resigned as a director of Tornier N.V. effective immediately. Mr. Girin did not resign as a result of any disagreement with Tornier on any matter relating to Tornier’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 5, 2012 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2012	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued November 5, 2012	Furnished herewith